                                                                   EXHIBIT 10.15


                     FIRST AMENDMENT TO BFI RETIREMENT PLAN


         This First Amendment made as of the 31st day of March, 1995, by Browning-Ferris Industries, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor");


                                   WITNESSETH:

         WHEREAS, the Primary Sponsor maintains the BFI Retirement Plan under an indenture dated December 30, 1994 (the "Plan"); and

         WHEREAS, the Primary Sponsor desires to amend the Plan to make minor technical changes;

         NOW, THEREFORE, the Primary Sponsor hereby amends the Plan, effective as if included in the December 30, 1994 Plan document, as follows:

                  1.By replacing Section 1.1 with the following:

                           "Account" means a hypothetical account balance
                  established for each Participant which equals the present value Actuarial Equivalent of the Participant's Old Plan Benefit, plus the total amount credited on behalf of the Participant after October 1, 1993. The amount credited for each Plan year shall equal the sum of:

                                    (a) 4.5 % of Compensation for October 1,
                           1993 through December 31, 1993, and thereafter, 4.5% of Compensation for the Plan Year, of a Participant who is an Eligible Employee (and with respect to any temporary and seasonal Employee only, has received a year of Credited Service for such Plan Year.) (In the case of Employees who are employed as of the last day of the Plan Year, such amount shall be credited as of the last day of each Plan Year. In the case of Employees who have a Severance Date during a Plan Year, such Compensation shall be credited as of the last day of the month following the Severance Date.); plus

                                    (b) interest on the period's beginning
                           balance computed by multiplying such balance by 6% per annum for 1993 and 1994, and thereafter, an annual rate determined by the Committee prior to the first day of each Plan Year, but not less than 4% and not more than 12% per annum thereafter. (In the case of Employees who are employed on the last day of the Plan Year, such interest shall be credited as of the last day of each Plan Year. In the case of Employees who have a Severance Date during a Plan Year, such interest shall be credited as of the last day of the month following the Severance Date, and as of the last day of each Plan Year thereafter preceding the Plan Year in which payment commences.) In either event, such interest shall be credited for each Plan Year through the end of the month coinciding with or immediately preceding the date as of which payment commences under the Plan.

                  Notwithstanding Subsection (a) above:

                           (1) a Participant who would otherwise be excluded
                  from receiving a credit for a period under Subsection (a) above solely because the Employee was included in a unit of Employees covered under a collective bargaining agreement between a union and a Plan Sponsor shall receive a credit under Subsection (a) for such period if the Participant is not included in such a unit, and is an Eligible Employee, on his Severance Date; and

                           (2) a Participant who reaches a Disability Retirement
                  Date shall receive a credit under Subsection (a) above equal to 4.5% of the greater of the Participant's Compensation in the Plan Year in which the Disability Retirement Date occurred or the first Plan Year immediately preceding that date, continuing for each Plan Year until the earliest of the date as of which the Participant (1) reaches age 65, (2) is no longer subject to a Disability, or (3) elects to begin receiving payment under the Plan; and

                           (3) a Participant who has not incurred a Severance
                  Date and who is on an authorized medical leave of absence shall receive a credit under Subsection (a) above for the Plan Year in which the authorized leave started equal to 4.5% of the greater of the Participant's Compensation in the Plan Year in which the leave of absence started or the first Plan Year immediately preceding that date."

                  2. By replacing the reference in Plan Section 1.3(b) to "Section 1.2(a)" with "Section 1.2".

                  3. By adding the following to Section 1.13(a)

                           "(1) if an Employee quits, retires, or is discharged
                  and then performs an Hour of Service within twelve months of his Severance Date, then such period of severance shall be taken into account in calculating Credited Service;

                           (2) if an Employee quits, is discharged or retires
                  during an absence from service of twelve months or less for any reason other than quit, discharge or attainment of a Retirement Date and the Employee then performs an Hour of Service within twelve months of the date the Employee was first absent from service, then such period of absence shall be taken into account in calculating Credited Service;

                           (3) in the case of an Employee who remains absent
                  from service beyond the first anniversary of the commencement of a period of absence (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) for purposes of caring for such child for a period immediately following its birth or placement, the period between the first and second anniversaries of such period of absence shall not be counted as Credited Service. H

               4. By replacing Section 1.37(b) with the following:

                           "(b) for purposes of applying the Old Plan Benefit
                  Formula, each Section 401(a)(17) Employee's accrued benefit will be the greater of the amount determined under Paragraphs
                  (1) or (2) below.

                                    (1) equals the accrued benefit determined
                           under the Old Plan Benefit Formula as applied to the Employee's total years of Credited Service (to the extent recognized for computing a benefit under the
                           Plan), and on the Employee's Compensation not in excess of the applicable Compensation Limit in effect on and after January 1, 1994.

                                    (2) equals the sum of (A) plus (B) below.

                                        (A) equals the greater of (i) or (ii)
                                     below.

                                            (i) equals the accrued benefit
                                         determined under the Old Plan Benefit
                                         Formula as applied to the Employee's
                                         total years of Credited Service before
                                         January 1, 1994 (to the extent
                                         recognized for computing a benefit
                                         under the Plan) and on the Employee's
                                         Compensation not in excess of the
                                         applicable Compensation Limit in effect
                                         before January 1, 1994.

                                            (ii) equals the sum of (I) plus (ID
                                         below.

                                                 (I) equals the accrued  benefit
                                            as of December 31, 1988, frozen in
                                            accordance with Treas. Reg. Section
                                            1.401(a)(4) -13.

                                                 (II) equals the accrued benefit
                                            determined under the Old Plan
                                            Benefit Formula applicable for the
                                            Plan Year beginning January 1, 1989,
                                            as applied to the Employee's years
                                            of Credited Service credited to the
                                            Employee for Plan

                                            Years beginning on or after January
                                            1, 1989 through December 31, 1993
                                            (to the extent recognized for
                                            computing a benefit under the Plan),
                                            frozen in accordance with Treas.
                                            Reg. Section 1.401(a)(4)-13.

                                        (B) equals the accrued benefit
                                     determined under the Old Plan Benefit
                                     Formula as applied to the Employee's years of Credited Service credited to the Employee for Plan years beginning on or after January 1, 1994 (to the extent recognized for computing a benefit under the Plan).

                  A Section 401(a)(17) Employee means an Employee whose current Accrued Benefit as of a date on or after January 1, 1989, is based on Compensation for a Plan Year beginning before January 1, 1994 that exceeded $150,000."

         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to First Amendment.

         IN WITNESS WHEREOF, the Primary Sponsor has caused this First Amendment to be executed as of the day and year first above written.


                                    BROWNING-FERRIS INDUSTRIES, INC.

                                    By:         /s/ Gerald K. Burger
                                          -----------------------------------
                                    Title:  Vice President and Secretary
                                          -----------------------------------

ATTEST:

By:       /s/ Eileen B. Schuler
       ----------------------------
Title:     Assistant Secretary
       ----------------------------



[CORPORATE SEAL]

                                                                   EXHIBIT 10.15


                               SECOND AMENDMENT TO
                               BFI RETIREMENT PLAN


         THIS SECOND AMENDMENT, made as of 31st day of December, 1995, by BROWNING-FERRIS INDUSTRIES, INC., a Delaware corporation (the "Primary Sponsor");


                                  INTRODUCTION

         The Primary Sponsor maintains the BFI Retirement Plan under an indenture dated December 30, 1994, as amended (the "Plan"). The Primary Sponsor desires to amend the Plan primarily to provide that a spouse of a deceased participant may elect to receive immediately his or her distribution in the form of a single life annuity.

         NOW THEREFORE, the Primary Sponsor does hereby amend the Plan as follows:

         1. With respect to distributions in which the annuity starting date is on or after the date of adoption of this Amendment, by substituting the following for Plan Section 1.3(b):

                  "(b) for purposes of determining the present value Actuarial Equivalent of the guaranteed minimum accrued benefit determined pursuant to Section 1.2(a), the prevailing commissioners' standard table (described in Code Section 807(d)(5)(A)) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Code Section 807(d)(5)) and the annual interest rate on 30-year Treasury securities, as specified by the Internal Revenue Service, for the second full month preceding the Plan Year in which the annuity starting date occurs shall be used."

         2. Effective January 1, 1996, by substituting the following for Plan
Section 6.3:

                  "6.3 Death Benefits of Married Participant Not in Pay Status. If the Participant dies while married before the commencement of retirement payments under the Plan, the Participant's Spouse shall receive as a death benefit a Normal Fund Payment payable commencing as of the earliest retirement age under the Plan; provided, however that a Spouse whose Normal Fund Payment is an annuity described in Plan Section 1.33(c) may elect, prior to commencement of payments, to receive instead a single life annuity payable in monthly installments for the life of the Spouse or a lump sum, in either case payable immediately, that is the Actuarial Equivalent."

         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to Second Amendment,

         IN WITNESS WHEREOF, the Primary Sponsor has caused this Second Amendment to be executed as of the day and year first above written.


                       BROWNING-FERRIS INDUSTRIES, INC.

                       By:        /s/ Craig W. Wasserman
                              ----------------------------------------------
                       Title:    Vice President, Organizational Development
                              ----------------------------------------------

ATTEST:

By:       /s/ Eileen B. Schuler
        --------------------------
Title:     Assistant Secretary
        --------------------------


[CORPORATE SEAL]

                                                                   EXHIBIT 10.15


                     THIRD AMENDMENT TO BFI RETIREMENT PLAN


         THIS THIRD AMENDMENT, made on this 31st day of December, 1996, by Browning-Ferris Industries, Inc., a Delaware corporation (the "Primary Sponsor");


                                  INTRODUCTION

         The Primary Sponsor maintains the BFI Retirement Plan under an indenture dated December 30, 1994 as amended by the First and Second Amendments (the "Plan"). The Primary Sponsor now desires to amend the Plan to make changes requested by the Internal Revenue Service and to provide that a Participant who has reached Normal Retirement Age and who continues to be an Employee may elect to begin receipt of his benefits.

         NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan as follows:

               1. Effective October 1, 1993, by substituting the following for
Section 1.1(b):

                  "(b) interest on the period's beginning balance computed by multiplying such balance by the annual interest rate on 30-year Treasury securities for the third full month preceding the beginning of that Plan Year (such annual interest rate for July 1993 with respect to the beginning balance as of October 1, 1993), but not more than 6% per annum. (In the case of Employees who are employed on the last day of the Plan Year, such interest shall be credited as of the last day of each Plan Year. In the case of Employees who have a Severance Date during a Plan Year, such interest shall be credited as of the last day of the month following the Severance Date, and as of the last day of each Plan Year thereafter preceding the Plan Year in which payment commences.) In either event, such interest shall be credited for each Plan Year through the end of the month coinciding with or immediately preceding the date as of which payment commences under the Plan."

               2. By replacing the reference in Plan Section 1.3(b) to Section 1.2(a)" with "Section 1.2."

               3. By adding the following to Section 4.6, effective April 1,
1996:

                  "4.6 Benefits While an Employee After Reaching Normal Retirement Age. A Participant who continues as an Employee and has reached Normal Retirement Age may elect to receive a pension (determined as of the annuity starting date pursuant to Plan Section 4.2 or 4.3, as applicable (but without regard to the requirement that he retire), commencing as of the first day of any month on or after his Normal

                  Retirement Age. Any benefit the Participant accrues after the date as of which his Accrued Benefit is valued for payment for these purposes shall be treated as a separate Accrued Benefit which shall be paid in accordance with the provisions of the Plan when the Participant actually terminates employment or dies."

         4.       By adding the following new Section 7.8 effective April 1,
1996:

                  "7.8 Participants Who Elect to Receive Benefits While Employed After Reaching Normal Retirement Age. Subject to the provisions of the Plan, a Participant who is entitled to payment pursuant to Section 4.6 may elect any form of distribution set forth in Plan Section 7.2(b); provided, however, that once the Participant has begun to receive payment in the elected form, such election shall remain binding on the Participant with regard to his or his Beneficiary's later entitlement to payment, after termination of employment or death, of his pension attributable to his separate Accrued Benefit which accrues after the date as of which his pension is valued for the initial payment, and payment of such additional separate benefit in such form shall automatically be made as soon as feasible following termination of employment or death."

         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Third Amendment.

         IN WITNESS WHEREOF, the Primary Sponsor has caused this Third Amendment to be executed as of the day and year first above written.


                                    BROWNING-FERRIS INDUSTRIES, INC.

                                    By:      /s/ Gerald K. Burger
                                          ----------------------------
                                    Title:   Vice President
                                          ----------------------------

ATTEST:

By:      /s/ Eileen B. Schuler
       --------------------------
Title:    Assistant Secretary
       --------------------------



[CORPORATE SEAL]

                                                                   EXHIBIT 10.15



                     FOURTH AMENDMENT TO BFI RETIREMENT PLAN

         THIS FOURTH AMENDMENT, made on this 31st day of December, 1996, by Browning-Ferris Industries, Inc., a Delaware corporation (the "Primary Sponsor");

                                  INTRODUCTION

         The Primary Sponsor maintains the BFI Retirement Plan under an indenture dated December 30, 1994, as amended (the "Plan"). The Primary Sponsor now desires to amend the Plan to clarify the exclusions from compensation.

         NOW, THEREFORE, the Primary Sponsor does hereby amend the plan as follows:

         1.       By adding the following Subsection (i) to Section 1.11:

                  "(i) For purposes of determining a Participant's benefit accrual in any Plan Year, income attributable to rodeo awards, spot bonus awards, monetary gifts, Chairman's Club awards, area wage premiums, allowances attributable to foreign assignments and restricted stock grants shall be excluded, unless determined to discriminatory under Code Section 401(a)(4)."

         2. By adding the following Subsection (h) to Section 1.30 effective December 1, 1996:

                  "(h) Any Employee whose employment is transferred from American-Ref-Fuel Company to a Plan Sponsor shall have his hours of service with American Ref-Fuel Company counted as Hours of Service for purposes of the definition of Eligibility Service and Vesting Service."

         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Fourth Amendment.

         IN WITNESS WHEREOF, the Primary Sponsor has caused this Fourth Amendment to be executed as of the day and year first above written.


                                      BROWNING-FERRIS INDUSTRIES, INC.

                                      By:      /s/ Gerald K. Burger
                                              ----------------------------
                                      Title:   Vice President
                                              ----------------------------

ATTEST:

By:       /s/ Eileen B. Schuler
        ----------------------------
Title:     Assistant Secretary
        ----------------------------

[CORPORATE SEAL]

                     FIFTH AMENDMENT TO BFI RETIREMENT PLAN



     The Fifth Amendment made on the 9th day of May, 1998, by Browing-Ferris Industries, Inc., a Delaware corporation (the "Primary Sponsor");

                                  INTRODUCTION

     Primary Sponsor maintains the BFI Retirement Plan under an indenture dated December 30, 1994, a amended (the "Plan"). The Primary Sponsor now desires to amend the Plan to revise the formula under which benefits accrue.

     NOW THEREFORE, the Primary Sponsor does hereby amend the Plan, effective January 1, 1998, as follows:

     1.  By replacing Section 1.1(a) with the following:

     "(a) 4.5% of Compensation paid from January 1, 1998 through May 31, 1998, 2% of Compensation paid from June 1, 1998 through December 31, 1998, and thereafter, 2% of Compensation for the Plan Year, of a Participant who is an Eligible Employee (and with respect to any temporary and seasonal Employee only, has received a year of Credited Service for such Plan Year). (In the case of Employees who are employed as of the last day of the Plan Year, such amount shall be credited as of the last day of each Plan Year. In the case of Employees who have a Severance Date during a Plan Year, such Compensation shall be credited as of the last day of the month following the Severance Date); plus"

     2.  By replacing Section 1.1(2) and (3) with the following:

     (2) A Participant who reaches a Disability Retirement Date shall receive a credit under Subsection (a) above equal to the credit provided under the Plan prior to this Amendment for Plan Years ending before January 1, 1998 through May 31, 1998, 7/12's of 2% from June 1, 1998 through December 31, 1998, and thereafter 2%, of the greater of the Participant's Compensation in the Plan Year in which the Disability Retirement Date occurred or the first Plan year immediately preceding that date, continuing for each Plan year until the earlier of the date as of which the Participant (A) reaches age 65, (B) is no longer subject to a Disability, or (C) elects to begin receiving payment under the Plan; and

     (3) A Participant who has not incurred a Severance Date and who is on an authorized medical leave of absence shall receive a credit under Subsection (a) above for the Plan year in which the leave of absence started (A) in the case of the 1998 Plan Year, equal to 5/12's of 4.5% from January 1, 1998 through May 31, 1998 and 7/12's of 2% from June 1, 1998 through December 31, 1998, of the greater of the Participant's Compensation in the Plan Year in which the leave of absence started or the first Plan Year immediately preceding that date."

     Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Amendment.

     IN WITNESS WHEREOF, the Primary Sponsor has caused this Amendment to be executed as of the day and year first above written.

                                          BROWNING-FERRIS INDUSTRIES, INC.

                                          By:     /s/ Rufus Wallingford
                                                 -----------------------------
                                              Rufus Wallingford

                                          Title:  Senior Vice President
                                                 -----------------------------

Attest:

By:    /s/ Eileen B. Schuler
       ------------------------------
       Eileen B. Schuler

Title: Assistant Secretary
       ------------------------------

        [CORPORATE SEAL]